Commitments, Contingencies, Liens and Collaterals	12 Months Ended
Dec. 31, 2017
Commitments, Contingencies, Liens and Collaterals [Abstract]
COMMITMENTS, CONTINGENCIES, LIENS AND COLLATERALS
NOTE 13 -	COMMITMENTS, CONTINGENCIES, LIENS AND COLLATERALS

a.	Claims:

Certain legal claims have been filed against the Group’s companies, including a claim that has been applied to certify as class actions suits.

In the opinion of the managements of the Group, which is based, inter alia, on legal opinions as to the probability of the claims, including the applications for their approval as class action, appropriate provisions have been included in the financial statements, with respect to the exposure involved in such claims.

In the opinion of the managements of the Group’s companies, the amount of the additional exposure as of December 31, 2017, in respect of claims with chances to be realized which are not remote, amounts to approximately NIS 7 million, excluding the class action and VAT assessments. Said amount does not include interest. In respect to motions to certify a claim as class actions, see items (1) below. In respect of VAT assessments see (3) below.

Following are the Group’s material claims as of December 31, 2017:

1.	The Company - application for 1999 class action:

In November 1999, a number of institutional and other investors (the “Plaintiffs”), holding shares in Elscint Ltd.(a subsidiary of the Company which was merged into the Company (“Elscint”) instituted a claim against the Company, Elscint, the Company’s former controlling shareholders, past officers in the said companies and others. Together with the claim a motion was filed to certify the claim as a class action on behalf of everyone who was a shareholder in Elscint on September 6, 1999 and until the submission of the claim, excluding the Company and certain other shareholders.

The plaintiffs argued that a continued and systematic oppression of the minority shareholders of Elscint took place, causing the minority monetary damage. According to the plaintiffs, said oppression started with the oppressive agreements made by Elscint for the realization of its main assets, continued with the sale of the control in the Company by Elron Ltd (and therefore indirectly also in Elscint) to companies held by former controlling shareholders (“Harmful Sale”),continued further with the breach of a tender offer made by Company to purchase the minority shares in Elscint (“Breach of Tender Offer”) and ended with an agreement between Elscint and companies held by the former controlling shareholder for the acquisition by Elscint of the hotels portfolio and the Arena commercial center in Israel in exchange to excessive payment from Elscint. (“Hotels and Marina Transactions”). It should be mentioned that the Harmful Sale allegation is directed first and foremost against Elron which was the controlling shareholder of the Company at that time.

Due to these acts the Plaintiffs allege that the value of Elscint’s shares dropped during the period between February 24, 1999 and the date at which the claim was instituted from USD 13.25 per share to USD 7.25. The main relief sought in the original claim was an order for the Company to consummate the purchase offer for USD 14 per share, and alternatively, to purchase Elscint’s shares held by the Plaintiffs at a price to be set by the court. Further alternatively, the plaintiffs asked the court to grant injunction prohibiting the execution of Hotels and Marina Transactions and for the restitution of all money paid in connection with the above-mentioned transactions.

In January 2009, the district court dismissed the Plaintiffs’ motion to certify the claim as a class action, which was appealed by them to the Israeli Supreme Court in March 2009. In May 2012, the Israeli Supreme Court upheld the plaintiff’s motion to certify the claim as a class action with regard to the Hotels and Marina Transactions. In addition, the Supreme Court has upheld the Harmful Sale allegation that related to Elron and rejected certain other claims that were included in the original proceedings.

The Supreme Court noted that even though the claim was based on ‘countless’ allegations and on ‘dozens’ of legal grounds, the claim was certified as a class action based on only two causes of action: oppression of minority on the one hand and breach of fiduciary duties and recklessness on the other hand. The Supreme Court remanded the case to the District Court with instructions.

On January 8, 2018, the District Court approved settlement agreement according to which the plaintiffs, their attorneys and the class members will receive NIS 50 million as a final compensation in a final court ruling. On March 15, 2018, the District Court have also ruled to approve the Additional Agreement.

The Company’s share in the aforementioned compensation is NIS 4.6 million and the rest will be financed by the Company’s D&O Insurance.

A motion for leave to appeal the District Court’s ruling of 27 September, 2017 was filed by Be’eri to the Supreme Court, constituting of claims that are similar in nature to the claims that Be’eri had previously raised in his objection to the Settlement Agreement (that the settlement agreement is a result of a conspiracy, and so forth).

Initially, the court’s secretary refused to receive Be’eri’s motion and initiate an appeal procedure. Be’eri objected the secretary’s decision, and on December 26, 2017 a Supreme Court Registrar decided to annul the secretary’s decision and allow Be’eri to initiate a motion for leave to appeal.

However, Be’eri did not initiate such an appeal procedure, and on February 13, 2018 the court was asked by some of the defendants to declare that Be’eri is barred from appealing the District Court’s decision due to his inactivity.

On March 12, 2018 Be’eri declared he does not have the means to pay the fees and deposits needed in order to initiate the motion for leave to appeal, and informed the Supreme Court that he intended to ask the court to exempt him from making such payments. No such motion for exemption was filed so far, and therefore the Supreme Court has not yet decided on the issue. Subsequently, no motion for leave to appeal was opened. On April 20, 2018 The Supreme Court decided that Be’eri is exempted from paying court fees but obligated to pay a 5,000 NIS deposit until May 6, 2018. Failing to pay the deposit could lead to striking out the appeal.

According to The District Court’s decision of April 20, 2018, the compensation will be held by the Plaintiff’s counsel in escrow and will not be distributed until it is clear that (a) Be’eri did not initiate an appellate procedure; or (b) an appellate procedure, if filed, would end without significantly changing the settlement agreement.

The Company based on its legal advisor cannot estimate the chances of an appellate procedure that was not filed yet, but considering the nature of Be’eri’s claims the Company asses that his motion for leave to appeal, should it be filed, is more likely to be denied than successful.

As for a dispute with an insurer which insured this law suit, see c7 below.

2.	VAT and Customs assessments:

The Company received from the respective VAT and Customs authorities assessments for the years 2006-2012 in the total amount of approximately NIS 25 million (excluding interest linkage and penalties). The Company filed appeals on the assessments it received. Discussions were held and summaries were submitted by both sides to the court.

As of signing the financial statements, the Company is awaiting for the court ruling. Management, based on its tax advisor opinion, recorded an appropriate provision in the financial statement for this exposure.

3.	Other legal proceedings in the ordinary course of business:

As of December 31, 2017, the Company and its subsidiaries are involved in various legal proceeding relating to their ordinary course of business. Although the final outcome of these claims cannot be estimated at this time, the managements of these companies believe based on legal advice, that the claims, individually and in the aggregate, are not expected to materially impact the Company’s financial statements.

b.	Other contingent liabilities:

1.	Indemnification to directors and officers of the Company:

The General Meeting of the Company’s shareholders has approved the grant of prospective indemnification undertaking to the Company’s directors (including the controlling shareholder) and officers (including for their service as officers at the Company’s subsidiaries, where applicable). The total aggregate indemnification shall not exceed USD 40 million, and all in excess of an amount paid (if paid) by insurance companies under applicable insurance policy/ies. The Company’s Board of directors and Audit committee has also approved an exemption of officers from liability for any damage caused by breach of a duty of care towards the Company.

2.	Indemnification to directors and officers of Elscint:

Elscint’s shareholders have approved, at their General Meeting (on October 2000), the grant of prospective indemnification undertaking to directors and officers of Elscint (including for their service as officers of Elscint’s subsidiaries where applicable). The total indemnification shall not exceed the lower of 25% of the shareholders’ equity as set forth in Elscint’s most recent audited consolidated financial statements prior to such payment or USD 50 million, in excess of any amounts paid (if paid) by insurance companies pursuant to the insurance policy maintained by the Company from time to time.

Elscint’s shareholders have also approved an exemption of directors and officers from liability in respect of any damage caused to Elscint by breach of duty of care. On March 7, 2011 Elscint was merged into Elbit and ceased to exist. Upon and as a result from the merger, all Elscint’s undertakings and liabilities were transferred to and assumed by Elbit.

3.	Indemnification to directors and officers of Plaza Centers:

PC has entered into an indemnity agreement with directors (including the Company’s chairman of the board and other director of the Company at their role as directors of PC) and PC’s senior management. The maximum indemnification amount to be granted by PC to its directors shall not exceed 25% of the shareholders’ equity of PC based on PC’s shareholders’ equity set forth in PC last audited consolidated financial statements prior to such payment.

4.	Indemnification to directors and officers of InSightec:

InSightec (an associated company) is obliged to indemnify and to hold harmless its directors and officers (including one of the Company’s directors who serves as a director in InSightec), to the fullest extent permitted by the laws of any relevant jurisdiction, against any liability. The total indemnification for all InSightec’s directors and officers, in accordance with the letter of indemnification (in addition to the amounts received from the insurers), shall not exceed the higher of USD 10 million or USD 2 million per office holder with the addition of the reimbursement of legal expenses totalling USD 1 million.

Furthermore, InSightec has granted its officers and directors an exemption from all responsibility and any damage that will be caused to InSightec by them, in case of breaching their duty of care towards InSightec, other than with respect to a breach of duty of care in connection with a Distribution, as defined in the Israeli Companies Law subject to the Israeli Companies Law.

5.	Indemnification to directors and officers of Gamida:

Gamida has granted its directors, an indemnification undertaking letter for any monetary obligation with respect to a claim, including a compromise agreement or arbitration award, carried out in respect to actions taken by the director during the time of his/her service as Gamida’s or Gamida’s Subsidiary or Affiliate’s (as such terms defined therein) Director and in such capacity, as well as with respect to reasonable legal expenses including payments of legal fees paid by the Directors as a result of an investigation or proceeding initiated against the Director. The indemnification is limited to USD 6 million.

6.	Indemnification to directors and officers of Elbit Medical Technologies:

In November 2010, the shareholders’ of Elbit Medical Technologies have approved the grant of an exemption and indemnification to directors and officers of Elbit Medical Technologies (including such that serve also as officers of the Company). In the framework of the exemption and indemnification undertaking letter (as amended pursuant to the approval Elbit Medical Technologies shareholders on July 2012), Elbit Medical Technologies exempted the recipients of the indemnification undertaking letters also from liability for actions performed while serving as officers of Elbit Medical Technologies or its subsidiaries or a company in which Elbit Medical Technologies is an interested party.

The total indemnification that Elbit Medical Technologies shall pay to each of the indemnified parties (in addition to amount received from the insurance companies according to the insurance policy) shall not exceed USD 40 million. The maximum indemnification amount shall not be affected by payment according to any insurance policy or its existence unless the indemnification amount claimed was already covered by the insurance companies or by any third party.

7.	The Company received, in 2003, a letter from a certain insurer (“the Insurer”) of EIL, Elscint and the Company (the “Insured Companies”), which insured against, inter alia, the lawsuit as described in item b1 above, alleging against the Insured Companies, inter alia, that the Insured Companies have breached their disclosure duties under the Insurance Contract Law 1981, by failing to disclose to the Insurer material information prior to the issuance of additional cover to the policy purchased by EIL (the “Policy”), effective as of July 1999 (the “Additional Cover”), and prior to the replacement of the Policy and the Additional Cover by the issuance of a new policy effective as of August 1999 (the “Replacement Cover”). The letter states that the Policy, Additional Cover and Replacement Cover (the “Insurance Cover”) issued by the Insurer will be cancelled unless the Insured Companies indicate that circumstances as at the issuance of the Insurance Cover differ from those stated in the letter. The Company’s legal counsel replied on behalf of the Insured Companies in March 2003, rejecting all allegations. The parties conducted discussions between them pertaining to the matter referred to herein to negotiate a settlement.

8.	Indemnifications relating to sale of real estate assets:

In the framework of the transactions for the sale of the Group’s real estate as well other transactions, the Group has undertaken to indemnify the respective purchasers for any losses and costs incurred in connection with the sale transactions. The indemnifications usually include: (i) Indemnifications in respect of integrity of title on the assets and/or the shares sold (i.e: that the assets and/or the shares sold are owned by the Group and are free from any encumbrances and/or mortgage and the like). Such indemnifications generally survived indefinitely and are capped to the purchase price in each respective transaction and (ii) Indemnifications in respect of other representation and warranties included in the sales agreements (such as: development of the project, responsibility to defects in the development project, tax matter, environmental matters, employees and others). Such indemnifications are limited in time and are generally caped to certain percentages of the purchase price.

9.	Pending lease payments to a purchaser of a commercial center:

A former subsidiary of PC incorporated in Prague, Czech Rep. (“Bestes”), which was sold in June 2006 is a party to an agreement with a third party (“Lessee”), for the lease of commercial areas in a center constructed on property owned thereby, for a period of 30 years, with an option to extend the lease period by additional 30 years, in consideration for EUR 6.9 million (NIS 28 million), which as of the balance sheet date has been fully paid. According to the lease agreement, the Lessee has the right to terminate the lease subject to fulfilment of certain conditions as stipulated in the agreement.

In case the Lessee leaves the mall before expiration of lease period PC will be liable to repay the remaining consideration in amount of EUR 1.9 Million (NIS 8 million) as of balance sheet date, unless the buyer finds other tenant that will pay higher annual lease payment than the Lessee. PC’s management does not expect to bear a material loss.

10.	Waiver and reimbursement to Gamida and/or its officers:

In November 2010, Elbit Medical Technologies irrevocably undertook towards Gamida and/or its officers, that they shall not be under liability, of any kind, directly or indirectly, towards it, its interested parties, its officers and towards any other person and/or third party, regarding the prospectus published by Elbit Medical Technologies with respect to the transaction according to which the Company acquired control over Elbit Medical Technologies (hereinafter, respectively the “Prospectus” and the “Transaction”) provided that Gamida’s will provide the information in good faith and that such information must be at all times complete and accurate.

11.	During February 2018, Elbit Medical completed the issuing of convertible Notes (Series C), which are convertible to regular shares of Elbit Medical and are secured by a lien on part of Elbit Medical’s shares in Gamida Cell Ltd. (“Gamida”) and Insightec Ltd. (“Insightec”). The lien on Gamida and Insightec’s shares was made possible following an amendment to both of their Articles of association (‘Articles’) to reflect that the lien on Gamida and Insightec’s shares does not constitute a Right of First Refusal that Gamida Cell and Insightec’s shareholders have arising out of the Articles, and that solely realization of these shares will activate the aforementioned Right of First Refusal (the “Amendment”).

As a precondition for the Amendment, Elbit Medical undertook to indemnify Insightec and each of its officers, directors, mangers, members, partners, employees and agents, shareholders and any other persons controlling Insightec or any of its affiliates (collectively: “Indemnified Persons”) to the fullest extent lawful, from and against any liabilities, losses, damage or expenses (including payment to advisors) incurred that arises out of or in connection with the Amendment, whether or not resulting from an Indemnified Person’s negligence (“Losses”), provided, however, that Elbit Medical shall not be responsible for any Losses that arise out of or are based on any action of or failure to act by Insightec to the extent such Losses are determined, by a final, non-appealable judgment by a court, to have resulted solely from Insightec’s gross negligence or willful misconduct.

Likewise Elbit Medical Technologies has irrevocably undertaken, towards Gamida, its officers, Gamida’s jointly controlled subsidiary and Teva Pharmaceutical Industries Ltd that, subject to the conditions specified in the undertaking document, it shall indemnify them, for any liability and/or damage and/or expense and/or loss that is caused to any of the aforementioned with respect to the Transaction and the Prospectus, as well as any reports or other action of the Company with respect to the aforementioned information and/or to Gamida, its activities, its business etc.

12.	Foreign Corrupt Practices Act (FCPA) Issues:

On March 12, 2018, the Securities and Exchange Commission (“SEC”) approved an offer of settlement that was submitted to it by the Company regarding concerns of a violations of the books and records and internal accounting controls provisions of the Foreign Corrupt Practices Act of 1977 (“FCPA”), as follows: 1. In March 2016 Plaza Centers N.V. (a subsidiary of the Company) (“PC”) announced that its board of directors became aware of certain issues with respect to certain agreements that were executed in the past by PC in connection with the Casa Radio Project in Romania (see also note 4c1) that may indicate potential violation of the requirements of the FCPA, including the books and records provisions of the FCPA. 2. In addition, in April 2017 the Company’s board of directors and PC’s board of directors became aware of certain issues with respect to an agency and commission agreement from 2011 regarding the sale in 2012 of property in the U.S. jointly owned by PC and the Company. The characteristics of the said agreements could raise red flags that this agreements may be a potential violation of the requirements of the FCPA, including the books and records provisions of the FCPA. 3. Upon the discovery of each of the cases described above, the Company appointed an internal committees to examine these events and at the same time updated the SEC. 4.

The internal committees has concluded their examination of these matters and submitted their recommendations to the Company’s board of directors. The Company’s board of directors fully adopted the committee’s recommendations, and is working to implement them. 5. Following discussions with the SEC regarding the potential violation of the requirements of the FCPA, the Company submitted an Offer of Settlement (“Offer”). 6. Solely for the purpose of the proceedings brought by or on behalf of the SEC and without admitting or denying the findings in the Offer (except as to the SEC’s jurisdiction over it and the subject matter of these proceedings, which are admitted) the Company consented to the entry of an order containing the SEC’s findings. -2- 15527/1403/7157186v1 7. The SEC has determined to accept the Offer and ordered that: 7.1. Pursuant to Section 21C of the Securities Exchange Act of 1934 (“Exchange Act”), the Company cease and desist from committing or causing any violations and any future violations of Sections 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act. 7.2. The Company paid a civil money penalty in the amount of $500,000 to the SEC for transfer to the general fund of the United States Treasury, subject to Exchange Act Section 21F(g)(3). 8. In determining to accept the Offer, the SEC considered remedial acts that the Company promptly undertook, its self-reporting, and its cooperation afforded to the SEC staff, including having conducted a thorough internal investigation, voluntarily providing detailed reports to the staff, fully responding to the staff’s requests for additional information in a timely manner, and providing translations of certain documents.

13.	Contingent liability due to Tax:

•	In respect of PC subsidiary which holds a plot in the Europe region, certain tax aspects have been raised in respect to the past. PC management decided, following a thorough analysis and based on it tax advisor’s estimations, to record a provision in amount of EUR 1 million (NIS 4.2 million) for potential losses which are recorded in other losses in the profit or loss financial statements. In respect of a potential real estate tax claim, PC has been advised by its external advisors that notwithstanding the overall ambiguities of the applicable framework and its implementation that could result to a possible tax dispute there are good chances of success in case of litigation since the shares of the subsidiary are ultimately held by entities which shares are admitted for trading in regulated Stock Exchanges and therefore the substantial requirements for the tax exemption are met. Accordingly, no provision for any liability has been made in these financial statements.

•	Following analysis of certain tax aspects, a provision of approximately NIS 8 million was recorded, at amount which management believes is appropriate.

c.	Liens, collateral and guarantees:

1.	The Company notes:

Series H notes are secured by a first ranking floating charge on all the Company’s property and assets and first ranking charges over the Company’s existing and future interest and rights in and to the Company’s wholly owned subsidiaries and Elbit Ultrasound (Luxembourg) B.V./Sa.r.l (“EUL LUX”), including rights to any amount owed to the Company by EUL LUX. Series I notes has similar second ranking charges. In addition the Company has granted to both series H and series I notes) a corporate guarantee by EUL LUX and a negative pledge over the respective assets of EUL LUX. The collaterals securing the notes are subject to exceptions as set forth in the Arrangement. The Company holds through EUL LUX its shareholdings in PC.

The Company and its wholly owned subsidiaries, EUL LUX have not created, nor undertook to create any pledges contrary to their obligations under the notes.

In 2018, the Company mortgaged the repayments of the Vender loan (as mention in note 19), with a first-ranking lien, in favor of the trustee of holders of Series H.

And in a second lien in favor of the trustee of the holders of Series I.

2.	PC notes:

The following provisions will apply to PC’s notes:

a)	Restrictions on issuance of additional notes - PC undertake not to issue any additional notes other than as expressly provided for in the Restructuring Plan.

b)	Restrictions on amendments to the terms of the bonds- PC shall not be entitled to amend the terms of the bonds, with the exception of purely technical changes, unless such amendment is approved under the terms of the relevant series and the applicable law and PC also obtains the approval of the holders of all other series of bonds issued by PC by ordinary majority.

c)	Negative Pledge on Real Estate Asset (“REA”) of PC - PC undertakes that until the notes has been repaid in full, it shall not create any encumbrance on any of the REA, held, directly or indirectly, by PC except in the event that the encumbrance is created over PC’s interests in a subsidiary as additional security for financial indebtedness (“FI”) incurred by such subsidiary which is secured by encumbrances on assets owned by that subsidiary.

d)	Negative Pledge on the REA of Subsidiaries - PC’s subsidiaries shall undertake that until the notes have been repaid in full, none of them will create any encumbrance on any of REA except in circumstances permitted under the provision of the notes.

e)	Limitations on incurring new FI by PC and the subsidiaries - PC undertakes not to incur any new FI (including by way of refinancing an existing FI with new FI) until the outstanding notes debt (as of November 30, 2014,) have been repaid in full, except in circumstances permitted under the provision of the notes.

f)	Limitation on distribution dividend - see note 7b5.

g)	75% mandatory early repayment - see note 11e to other sections in this note.

d.	PC’s notes financial covenants:

a)	Coverage Ratio Covenant (“CRC”):

The CRC is a fraction calculated based on known Group valuations reports and consolidated financial information available at each reporting period. The CRC to be complied with by the Group is 118% (“Minimum CRC”) in each reporting period. As of December 31, 2017 calculated CRC is 103%. In the event that the CRC is lower than the Minimum CRC, then as from the first cut -off date on which a breach of the CRC has been established and for as long as the breach is continuing, PC shall not perform any of the following: (a) a sale, directly or indirectly, of a Real Estate Asset (“REA”) owned by PC or its subsidiaries, with the exception that it shall be permitted to sell the REA if it has an obligation to do so which was entered into prior to the said cut-off date, (b) investments in new REA’s; or (c) an investments that regards an existing project of the Company or of a subsidiary, unless it does not exceed a level of 20% of the construction cost of such project (as approved by the lending bank of these projects) and the certain loan to cost ratio of the projects are met.

If a breach of the Minimum CRC has occurred and continued throughout a period comprising two consecutive quarterly reports following the first quarterly/year-end report on which such breach has been established, then such breach shall constitute an event of default under the trust deeds and Polish notes terms the bond holder shell be entitled to declare by written notice to PC that all or a part of their respective (remaining) claims become immediately due and payable.

As a result of covenants breach, PC classified its bonds in the total amount of EUR 116,914 thousands (NIS 485,498 thousands) as current liabilities in the financial statements as of 31 December 2017.

b)	Minimum Cash Reserve Covenant (MCRC):

cash reserve of PC has to be greater than the amount estimated by PC’s management required to pay all administrative and general expenses and interest payments to the Note holders falling due in the following six months, minus sums of proceeds from transactions that have already been signed (by PC or a subsidiary) and closed and to the expectation of the PC’s management have a high probability of being received during the following six months. As for December 31, 2017, the MCRC is maintained.

c)	PC is allowed to execute actual investments only if its cash reserves contain an amount equal to general and administrative expenses and interest payments for the Unsecured Debt for a six-month period (for this purpose also receivables with a high probability of being collected in the subsequent six-month period will be taken into account for the required minimal cash reserve).